UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-5674

         Date of Report (date of earliest event reported): May 20, 2003


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


              Missouri                                   43-0905260
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 South Woods Mill Road
       Chesterfield, Missouri                              63017-3406
(Address of principal executive offices)                   (Zip Code)


                                 (314) 854-3800
              (Registrant's telephone number, including area code)






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Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               99.1     Earnings Press Release, dated May 20, 2003

Item 9.  Regulation FD Disclosure

                  On May 20, 2003, Angelica Corporation (the "Registrant") issued a press release announcing its earnings for the first quarter ended April 26, 2003. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

                  This information is furnished pursuant to Item 9 "Regulation FD Disclosure" and, in accordance with the procedural guidance in the SEC's release No. 33-8216, Item 12 "Disclosure of Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

                                      * * *


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 20, 2003

                      ANGELICA CORPORATION



                      By: /s/ T. M. Armstrong
                         -------------------------------------------------
                          T. M. Armstrong
                          Senior Vice President-Finance and
                          Administration and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Earnings Press Release, dated May 20, 2003